EXHIBIT 99.1

Filed by Eagle Bancorp Montana, Inc.

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-6(b)

under the Securities Exchange Act of 1934

Subject Company: First Community Bancorp, Inc.

File No.: 333-261611

Date: January 24, 2022

Eagle Bancorp Montana Announces Private Placement of Fixed-to-Floating Rate Subordinated Notes Due 2032

HELENA, Mont., Jan. 24, 2022 (GLOBE NEWSWIRE) -- Eagle Bancorp Montana, Inc. (Nasdaq: EBMT) (the “Company” or “Eagle”), holding company for Opportunity Bank of Montana (the “Bank”), today announced that it has issued and sold $40 million in aggregate principal amount of its 3.50% fixed-to-floating rate subordinated notes to certain institutional accredited investors and qualified institutional buyers through a private placement offering. The subordinated notes were issued on January 21, 2022 and will mature on February 1, 2032.

The subordinated notes will bear interest at an annual fixed rate of 3.50% per annum, payable semi-annually in arrears on February 1 and August 1 of each year from August 1, 2022 to, but excluding, February 1, 2027. From and including February 1, 2027 to, but excluding, February 1, 2032 or the earlier redemption date, interest will accrue at a floating rate per annum equal to a benchmark rate, which is expected to be three-month term SOFR (as defined in the Indenture under which the subordinated notes were issued), plus a spread of 218.0 basis points, payable quarterly in arrears on February 1, May 1, August 1 and November 1 of each year.

The Company estimates that the net cash proceeds from the sale of the subordinated notes will be approximately $39.1 million, and the subordinated notes are expected to qualify as Tier 2 capital for regulatory purposes. The Company intends to use the net proceeds from the offering for general corporate purposes, including but not limited to providing capital to support its acquisition of First Community Bancorp, Inc. (“First Community”) and the redemption of the Company’s outstanding $10 million of 5.75% senior notes due February 15, 2022.

“This capital gives us an opportunity to refinance our existing senior notes at a more attractive rate, and also helps support our acquisition of First Community Bancorp, Inc.,” said Peter J. Johnson, President and Chief Executive Officer of the Company. “We intend to use the remaining capital available to build out our business plan and meet the growing demand from our clients.”

In connection with the sale and issuance of the Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the purchasers of the Notes pursuant to which the Company has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act of 1933, as amended, and have substantially the same terms as the Notes. Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay additional interest to the holders of the Notes.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful. The above referenced securities offered and sold by the Company have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an exemption from registration.

Performance Trust Capital Partners, LLC served as placement agent for this offering. Holland & Knight LLP served as the Company’s legal counsel in this offering, and Silver, Freedman, Taff & Tiernan LLP served as placement agent’s counsel.

About the Company
Eagle Bancorp Montana, Inc. is a bank holding company headquartered in Helena, Montana, and is the holding company of Opportunity Bank of Montana, a community bank established in 1922 that serves consumers and small businesses in Montana through 23 banking offices. Additional information is available on the Bank’s website at www.opportunitybank.com. The shares of Eagle Bancorp Montana, Inc. are traded on the NASDAQ Global Market under the symbol “EBMT.”

Forward Looking Statements
This release may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and may be identified by the use of such words as "believe," “will”’ "expect," "anticipate," "should," "planned," "estimated," and "potential." These forward-looking statements include, but are not limited to statements of our goals, intentions and expectations; statements regarding our business plans, prospects, mergers, including the proposed transaction with First Community (the “Merger”), growth and operating strategies; statements regarding the current global COVID-19 pandemic, statements regarding the asset quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. These factors include, but are not limited to, changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; general economic conditions and political events, either nationally or in our market areas, that are worse than expected; the duration and impact of the COVID-19 pandemic, including but not limited to the efficiency of the vaccine rollout, new variants such as Delta and Omicron, steps taken by governmental and other authorities to contain, mitigate and combat the pandemic, adverse effects on our employees, customers and third-party service providers, the increase in cyberattacks in the current work-from-home environment, the ultimate extent of the impacts on our business, financial position, results of operations, liquidity and prospects, continued deterioration in general business and economic conditions could adversely affect our revenues and the values of our assets and liabilities, lead to a tightening of credit and increase stock price volatility, and potential impairment charges; competition among depository and other financial institutions; loan demand or residential and commercial real estate values in Montana; the concentration of our business in Montana; our ability to continue to increase and manage our commercial real estate, commercial business and agricultural loans; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, bank operations, consumer or employee litigation); inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; adverse changes in the securities markets; other economic, governmental, competitive, regulatory and technological factors that may affect our operations; cyber incidents, or theft or loss of Company or customer data or money; the effect of our recent acquisitions, including the failure to achieve expected revenue growth and/or expense savings, the failure to effectively integrate their operations and the diversion of management time on issues related to the integration.

In addition, future factors related to the proposed transaction between Eagle and First Community, include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Eagle and First Community; the outcome of any legal proceedings that may be instituted against Eagle or First Community; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed merger could have adverse effects on the market price of the common stock of Eagle; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Eagle and First Community do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Eagle’s and First Community’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of Eagle and First Community; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed merger and its announcement could have an adverse effect on either or both parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the proposed merger may be more difficult or time-consuming than anticipated, including in areas such as sales force, cost containment, asset realization, systems integration and other key strategies; revenues following the proposed merger may be lower than expected, including for possible reasons such as unexpected costs, charges or expenses resulting from the transactions; the unforeseen risks relating to liabilities of Eagle or First Community that may exist; and uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on First Community, Eagle and the proposed merger.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. All information set forth in this press release is current as of the date of this release and the Company undertakes no duty or obligation to update this information.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger with First Community, Eagle has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of Eagle’s common stock to be issued in connection with the Merger, as amended on December 21, 2021. The registration statement was declared effective by the SEC on December 22, 2021. The registration statement includes a joint proxy statement/prospectus. Eagle and First Community commenced mailing the definitive joint proxy statement/prospectus to shareholders on or about December 23, 2021.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT EAGLE, FIRST COMMUNITY, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Eagle at its website, www.opportunitybank.com. Documents filed with the SEC by Eagle will be available free of charge by accessing Eagle’s website at www.opportunitybank.com under the tab “About Us” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to Eagle Bancorp Montana, Inc., 1400 Prospect Avenue, Helena, Montana 59601, (406) 442-3080.

Participants in the Solicitation

Eagle, First Community and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Eagle and First Community in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction and will be included in other relevant materials to be filed with the SEC when they become available. Additional information about Eagle, and its directors and executive officers, may be found in the definitive proxy statement of Eagle relating to its 2021 Annual Meeting of Shareholders filed with the SEC on March 10, 2021, and other documents filed by Eagle with the SEC. These documents can be obtained free of charge from the sources described above.

Contacts:
Peter J. Johnson, President and CEO
(406) 457-4006
Laura F. Clark, EVP and CFO
(406) 457-4007